Aspiration Flagship Fund ASPFX

Aspiration Flagship Fund
A series of the
Aspiration Funds

SUMMARY PROSPECTUS
February 1, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://funds.aspiration.com.  You can also get this information at no cost by calling 1-800-683-8529.  The Fund’s Prospectus and Statement of Additional Information, each dated February 1, 2020, are incorporated by reference into this Summary Prospectus.
Investment Objective: The primary investment objective of the Aspiration Flagship Fund (the “Fund”) is to seek long-term capital appreciation by providing risk-adjusted returns.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Annual Fund Operating Expense table shows expense information based on the minimum and maximum fees (0.00% and 2.00%, respectively) that a shareholder may pay the Fund’s investment adviser.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses	3.88%	3.88%
Acquired Fund Fees and Expenses[2]	0.90%	0.90%
Total Annual Fund Operating Expenses	5.03%	7.03%
Expense Reimbursements	(3.63%)	(3.63%)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements[3]	1.40%	3.40%
1. Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the “Adviser”), and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2% of the value of the account. This range is reflected in the above columns. These amounts will not be deducted from Fund assets and are not a Fund expense. Therefore, they are not covered by the expense limitation agreement, detailed in Footnote 3 to this table.
2.  These are expenses indirectly incurred by the Fund as a result of investing in one or more underlying investment companies (i.e., fees the Fund pays as a shareholder of the underlying investment companies).
3. The Adviser has entered into an expense limitation agreement (“Agreement”) with the Fund under which it agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s total Annual Operating Expenses to 0.50% (“Maximum Operating Expense Limit”).  The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees. The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies, as mentioned in Footnote 2. The Adviser has not agreed to waive or reimburse brokerage fees and commission, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses. Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund’s annual fund operating expenses may actually exceed the Maximum Operating Expense Limit.  The Agreement is in effect through January 31, 2021, unless earlier terminated by a majority of the Board of Trustees of the Fund (the “Board” or the “Trustees”) who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, or a majority vote of the outstanding voting securities of the Trust.  Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the initial Agreement.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods, and that you made either no payment to the Fund’s adviser or the maximum annual payment of 2% of the value of your account. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Assuming No Payments to the Adviser	$143	$1,184	$2,226	$4,826
Assuming a Payment of 2% of the Value of the Shareholder’s Account	$343	$1,742	$3,086	$6,213

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when they buy and sell securities (or “turns over” their portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s investment return. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.90 % of the average value of its assets.
PRINCIPAL INVESTMENT STRATEGIES
The Adviser adheres to the philosophy that any well-balanced wealth portfolio should include an allocation to alternative strategies.  The Fund seeks to deliver risk-adjusted returns while providing investors with lower volatility than, and lower correlation with, traditional long-only equity and bond portfolios.  Unlike the Fund, a long-only portfolio owns or holds individual securities – it does not employ strategies such as selling short those securities anticipated to decline in value. The Fund is designed to complement traditional long-only equity and bond portfolios.
The Fund seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including open-end funds, exchange-traded funds (“ETFs”) and closed-end funds that emphasize alternative strategies, such as funds that sell securities short; employ asset allocation, managed futures, arbitrage and/or option-hedged strategies; or that invest in distressed securities, the natural resources sector and business development companies (“BDCs”).
Emerald Separate Account Management, LLC (the “Sub-Adviser”), purchases and sells underlying funds based upon criteria which include, but are not limited to, correlation with other portfolio holdings and major indices, risk-adjusted returns believed to help the Fund achieve its goals, portfolio diversification, manager diligence, expense ratios and compliance with the Fund’s investment restrictions.
In addition to employing alternative strategies such as those described above, the underlying funds may invest in equities such as common stocks, preferred stocks, securities convertible into stocks (domestic and foreign); fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); or in any combination of the foregoing.  The Fund uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  Below are the principal risks of investing in the Fund.

Market Risk.  The Fund’s investments will face risks related to investments in securities in general and the daily fluctuations in the securities markets.
Correlation Risk. While the Sub-Adviser seeks to invest the Fund’s assets in underlying funds that are uncorrelated with each other or with fixed income or equity indices, there can be no assurance that the Sub-Adviser’s expectations regarding such limited correlations will prove correct. Underlying funds’ correlations may be much higher in times of general market turmoil.
Alternative Asset Class Risk.  The Fund may invest in underlying funds that invest in certain highly volatile alternative asset classes. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.
Investment Company Risk.  Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to net asset value (“NAV”), which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940 imposes certain limitations on a fund’s investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.
ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall with changes in the securities markets and, with respect to index-linked ETFs, with changes in the value of an underlying index.  In addition, the price movement of an index-linked ETF may not track the underlying index and may result in a loss. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. ETFs are subject to additional risks such as the fact that its shares may trade at a market price that is above or below its net asset value (“NAV”) or an active market may not develop.
Management Risk.  There is a risk that the investment strategies, techniques and risk analysis employed by the Sub-Adviser may not produce the desired results.  The Adviser believes that most of its clients will pay a reasonable and fair advisory fee. If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the Sub-Adviser, may not be able to continue to render services to the Fund.  If the Adviser is not able to pay Fund expenses required under the Fund’s Expense Limitation Agreement, the Adviser may have to resign as Adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.

Allocation Risk.  In managing the Fund, the Sub-Adviser has the authority to select and allocate assets among underlying funds. The Fund is subject to the risk that the Sub-Adviser’s decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.
Long/Short Selling Risk.  The Fund may invest in underlying funds that take long and short positions in different securities and may invest in such underlying funds as a part of its principal investment strategy. There are risks involved with selling securities short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price and may have to sell long positions at disadvantageous times to cover short positions. The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The underlying fund may be required to pay a premium, dividend or interest.
Arbitrage Risk. An arbitrage strategy is a strategy of taking advantage of price differences in two or more markets. An arbitrage strategy has the risk that anticipated opportunities may fail to yield expected returns and that an underlying fund’s manager may incorrectly identify market inefficiencies or mispricing of securities. To the extent an underlying fund engages in merger arbitrage, targeted reorganizations may be renegotiated or fail to close, resulting in losses to the underlying fund.
Commodities Risk. An underlying fund may invest in commodities, and commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, and investment and trading activities of mutual funds, hedge funds, and commodities funds.
Convertible Securities Risk.  The Fund may invest in investment companies that invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Futures Risk. Use of futures contracts by underlying funds may cause the value of the Fund’s shares to be more volatile. Futures contracts held by underlying funds indirectly expose those funds to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.
Leveraging Risk. An underlying fund may borrow money to increase its holdings of portfolio securities.  Leveraging can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.

Underlying Fund Concentration Risk.  The Fund may invest in investment companies that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources).  Investments within a single industry or sector may be affected by developments within that industry or sector.
Natural Resources Risk.  The Fund may invest in investment companies that invest primarily in the natural resources sector.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature, such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affect the value of companies involved in that natural resource.
Bonds and Other Fixed Income Securities Risk. The Fund may invest in investment companies that invest in bonds and/or other fixed income securities.  Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
High Yield Risk. As a result of its investments in investment companies that invest in high yield securities (securities rated “BB” or below by S&P or “Ba” or below by Moody’s) and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.
Equity Securities Risk. The Fund may invest in investment companies that invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.
Foreign Investing and Emerging Markets Risk.  The Fund may invest in investment companies that invest primarily in foreign securities. Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. These risks are magnified in investments in emerging markets.  Some underlying fund investments may be denominated in foreign (non- U.S.) currencies.  There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar.

Distressed Companies Risk.  The risk associated with an underlying fund investing in distressed companies is that a merger or other restructuring, or a tender or exchange offer, that was proposed or pending at the time the underlying fund invested in the distressed company may not be executed with the terms or within the time frame anticipated, resulting in losses to the underlying fund and as a result, the Fund.
Business Development Company Risk.  BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value.  BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.
Liquidity Risk.  The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.  Shares of an underlying fund held by the Fund in excess of 1% of an underlying fund’s outstanding shares are considered illiquid.
Cybersecurity Risk. As part of their business, the Adviser, the Sub-Adviser, and third-party service providers process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, the Sub-Adviser, or third-party service providers, or the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Adviser, the Sub-Adviser, or third-party service providers, or the Fund have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
PERFORMANCE INFORMATION
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-year, five-year, and since inception periods compare to those of a broad measure of market performance. All figures assume distributions were reinvested.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Investors in the Fund are clients of the Adviser and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2% of the value of the account.  The following performance information is presented with both a 0% and 2% management fee. Shareholder reports containing financial and investment return information are provided to shareholders semi-annually. Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.
[Charts on next page]

Calendar Year Returns
(with 0% assumed management fee reduction)

Calendar Year Returns
(with 2.00% assumed management fee reduction)

Highest and Lowest Quarterly Returns with 0% Management Fee
Highest return for a quarter	3.37%	Quarter ended March 31, 2019
Lowest return for a quarter	-5.43%	Quarter ended December 31, 2018

Highest and Lowest Quarterly Returns with 2% Management Fee
Highest return for a quarter	1.37%	Quarter ended March 31, 2019
Lowest return for a quarter	-7.43%	Quarter ended December 31, 2018

Average Annual Total Returns Periods Ended December 31, 2019	Past 1 Year	Past 5 Years	Since Inception*
Aspiration Flagship Fund – Without maximum assumed contribution reduction (0.00% management fee)
Return Before Taxes Return after taxes on distributions Return after taxes on distributions and sale of shares	8.27% 7.30% 4.68%	1.86% 1.33% 1.21%	2.17% 1.54% 1.41%
Aspiration Flagship Fund – With maximum assumed contribution reduction (2.00% management fee)
Return Before Taxes Return after taxes on distributions Return after taxes on distributions and sale of shares	6.27% 5.30% 4.68%	-0.14% -0.67% -0.79%	0.17% -0.46% -0.59%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	31.49%	11.70%	13.26%
* The Fund commenced operations on October 14, 2014.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). In some cases, the return after taxes on distributions and sale of shares may exceed the Fund’s other returns to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
MANAGEMENT OF THE FUND’S PORTFOLIO
Investment Adviser. Aspiration Fund Adviser, LLC
Investment Sub-Adviser. Emerald Separate Account Management, LLC
Sub-Adviser Portfolio Managers
Joseph Besecker Portfolio Manager Since 10/2014	Joseph Witthohn Portfolio Manager Since 10/2014

MANAGER OF MANAGERS
The Fund obtained regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund’s portfolio without obtaining the approval of Fund shareholders. The Fund will notify all shareholders before making any changes to its sub-advisers.
BUYING AND SELLING OF FUND SHARES
Minimum Initial Investment:	$10
Minimum Additional Investment:	$1

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC.  Before investing in the Fund, you should carefully review the Fund’s prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser’s services (such as the Adviser’s firm brochure or its advisory agreement with you).  You can buy or sell other shares of the Fund on any business day on which the Fund is open.  You can pay for shares via an Automated Clearing House (“ACH”) transfer from your bank. For information about purchasing Fund shares, visit www.aspiration.com.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, unless your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Investment in such tax-advantaged plans will generally be subject to tax upon withdrawal of monies from the tax-advantaged plan.